Exhibit 10.6

         The Lease Supplement No. 1 is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The four additional Lease Supplements No. 1 are substantially identical in all material respects to the filed Lease Supplement No. 1 except as follows:

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Aircraft (Tail No.)    Closing Date          Owner Participant

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N362ML*                October 19, 2000      Silvermine River Finance One, Inc.

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N363ML                 November 29, 2000     Aircraft Services Corporation

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N364ML                 January 30, 2001      Aircraft Services Corporation

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N365ML                 March 19, 2001        Aircraft Services Corporation

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N366ML                 April 19, 2001        Castle Harbour-I Limited-Liability
                                             Company

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*   Filed document